SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           January 25, 1999
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


Delaware                               000-25015                 84-1127336
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                  file number)        Identification No.)


1825 Barrett Lakes Blvd., Suite 100, Kennesaw, Georgia                     30144
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(Address of principal executive offices)                              (zip code)




Registrant's telephone number, including area code   770-792-8735
                                                  ------------------------------



                                       N/A
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          (Former name or former address, if changed since last report)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On January 25, 1999, The Heico Companies, LLC ("Heico") completed its $40 million equity investment in WorldPort Communications, Inc. ("WorldPort") pursuant to the Series C Preferred Stock Purchase Agreement (the "Purchase Agreement"), dated December 31, 1998, between WorldPort and Heico. Pursuant to the Purchase Agreement, Heico acquired an aggregate of 1,132,824 shares of WorldPort's Series C Convertible Preferred Stock (the "Series C Stock") for an aggregate purchase price of $40 million. Pursuant to the Purchase Agreement, Heico also received an option to acquire up to 283,206 shares of Series C Stock for an aggregate purchase price of $10 million.

As a holder of the Series C Stock, Heico is entitled to vote on all matters submitted to a vote of the stockholders of the Company, voting together with the holders of Common Stock as a single class. Heico is entitled to forty (40) votes per share of Series C Stock. In addition to the votes that Heico obtained through its stock purchase, Heico has also obtained certain additional rights. Those rights include, with respect to the Common Stock issued upon conversion of the Series C Stock, certain demand and piggyback registration rights.

Pursuant to the Purchase Agreement, on December 31, 1998, WorldPort increased the size of its Board of Directors to eight members and appointed four individuals designated by Heico to serve as directors. WorldPort has also agreed to cause Heico's designees to comprise at least one-half of the boards of directors of each of its subsidiaries. In addition, WorldPort amended its Bylaws to provide that at least one of Heico's designees and (except in the limited situation regarding certain proposed refinancings of WorldPort's outstanding credit facility) one of the directors who was not designated by Heico, must approve any action put before the Board of Directors in order for such to be properly approved by the Board of Directors.

Additionally, in connection with Heico's purchase of Series C Stock, on December 31, 1998, Heico, WorldPort and Paul A. Moore (WorldPort's Chairman and Chief Executive Officer), Phillip S. Magiera (WorldPort's Chief Financial Officer), Theodore H. Swindells and Maroon Bells Capital Partners, Inc. (collectively, the "Stockholders") also entered into a Shareholder Agreement. Pursuant to the Shareholder Agreement, the Stockholders (i) agreed not to vote certain of their shares of capital stock of WorldPort in favor of certain financing proposals or other items without Heico's consent and (ii) granted to Heico a proxy with respect to such capital stock for Heico's use in limited matters. Pursuant to the Shareholder Agreement, Heico and the Stockholders have also agreed to certain restrictions on the transfer of certain of their shares of WorldPort capital stock.

As a result of its stock purchase alone, Heico currently holds directly approximately 25.0% of the outstanding votes. Further, by virtue of the Shareholder Agreement, together with its stock purchase, Heico currently controls, with respect to certain matters, including acquisitions, incurrence of debt and the issuance or sale of equity securities, approximately 50.1% of WorldPort's outstanding votes.

Heico may, at its option and without any payment of consideration, convert its shares of Series C Stock into shares of WorldPort's Common Stock at a conversion price of $3.25 per share of Common Stock, receiving 10.865 shares of Common Stock for each share of Series C Stock. The number of shares of Common Stock into which the Series C Stock is convertible is subject to adjustment in certain circumstances, such as stock splits, stock dividends and recapitalizations.

The $40,000,000 purchase price for the Series C Stock acquired on December 31, 1998, was obtained by Heico under its existing credit facilities, which are provided by a group of banks for which Bank of America serves as agent.

For a complete description of the terms of the transactions described above and the Series C Stock, see the Purchase Agreement, the Shareholder Agreement and the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of WorldPort Communications, Inc. attached hereto as exhibits.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.       Description

                         2.1 Series C Preferred Stock Purchase Agreement, dated December 31, 1998, by and between The Heico Companies, LLC and WorldPort Communications, Inc., incorporated by reference to Exhibit 2.1 to WorldPort's Form 8-K, dated December 31, 1998.

                         2.2 Shareholder Agreement, dated December 31, 1998, by and among The Heico Companies, LLC, WorldPort Communications, Inc., Paul A. Moore, Phillip S. Magiera, Theodore H. Swindells and Maroon Bells Capital Partners, Inc., incorporated by reference to Exhibit
                                    2.2 to WorldPort's  Form 8-K, dated December
                                    31, 1998.

                         2.2(a)     Amendment to  Shareholder   Agreement, dated
                                    January  25,  1999, by and  among  The Heico
                                    Companies,   LLC,  WorldPort Communications,
                                    Inc., Paul  A.  Moore,  Phillip  S. Magiera,
                                    Theodore  H.  Swindells  and  Maroon   Bells
                                    Capital Partners, Inc.

                         2.3 Registration Rights Agreement, dated December 31, 1998, by and between The Heico Companies, LLC and WorldPort Communications, Inc., incorporated by reference to Exhibit
                                    2.3 to WorldPort's  Form 8-K, dated December
                                    31, 1998.

                         4.1 Certification of Designations, Preferences and Rights of Series C Convertible Preferred Stock of WorldPort Communications, Inc., incorporated by reference to Exhibit 4.1 to WorldPort's Form 8-K, dated December 31, 1998.




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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        WORLDPORT COMMUNICATIONS, INC.
Date:   February 3, 1999


                                        By: /s/ Paul A. Moore
                                            ------------------------------------
                                        Name: Paul A. Moore
                                        Title: Chief Executive Officer